SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 15 -     SUBSEQUENT EVENTS

In January 2017, the Company's board of directors approved a 1-for-10 reverse stock split of the outstanding common stock and stock options of the Company. The reverse stock split became effective on March 24, 2017. Accordingly, (i) every ten shares of common stock have been combined into one share of common stock, (ii) the number of shares of common stock underlying each stock option have been proportionately decreased on a 1-for-10 basis, and the exercise price of each such outstanding stock option has been proportionately increased on a 1-for-10 basis. All option numbers, share numbers, share price and exercise prices have been adjusted within these consolidated financial statements, on a retroactive basis, to reflect this 1-for-10 reverse stock split